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                               JOHN HANCOCK TRUST

                          SUPPLEMENT DATED MAY 10, 2005
                     TO THE PROSPECTUS DATED APRIL 30, 2005

LARGE CAP TRUST

The disclosure under "Subadviser and Portfolio Managers" is amended and restated as follows:

             Investment management teams. UBS Global Asset Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. John Leonard is the lead portfolio manager for the Fund. He has access to certain members of the North American Equities investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various sectors and markets in the Fund. Mr. Leonard as coordinator has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. The Statement of Additional Information (SAI) provides additional information about the compensation, any other accounts managed, and any fund shares held by Mr. Leonard and certain key members of his team.

MID VALUE TRUST

The following disclosure is added:

    The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

MANAGED TRUST

The disclosure under "Subadviser and Portfolio Managers - Declaration" is amended to add Peter Farley as a portfolio manager. Mr. Farley joined Declaration in 1996 and is a Vice President.

PACIFIC RIM TRUST

The disclosure under "Subadviser and Portfolio Managers " is amended to add Pauline Dan as a portfolio manager. Pauline is a portfolio manager for MFC Global (U.S.A.) and is responsible for Greater China and Hong Kong equity portfolios. Pauline joined an affiliate of MFC Global (U.S.A.) in 2004. Prior to joining MFC Global, Pauline was Director, Balanced Investments at
AXA Investment Managers Hong Kong Limited (formerly Barclays Global Investors Hong Kong Limited).